                                  SCHEDULE 1

                             TO DISTRIBUTION PLAN
                              (CLASS "A" SHARES)
   DATED SEPTEMBER 8, 1997 (AS REVISED FEBRUARY 10, 1999 AND APRIL 17, 2000)
                                    BETWEEN
              THE BEAR STEARNS FUNDS AND BEAR, STEARNS & CO. INC.

Name of Series                             Class "A" Shares *
--------------                             ----------------
S&P STARS Portfolio                             0.25%
Large Cap Value Portfolio                       0.25%
Small Cap Value Portfolio                       0.25%
Income Portfolio                                0.10%
The Insiders Select Fund                        0.25%
Focus List Portfolio                            0.25%
Balanced Portfolio                              0.25%
High Yield Total Return Portfolio               0.10%
International Equity Portfolio                  0.25%
Emerging Markets Debt Portfolio                 0.10%
S&P STARS Opportunities Portfolio               0.25%

_____________________
Schedule 1 amended and restated as of May 21, 2001.

*    Annual Fee as a Percentage of Average Daily Net Assets.

                                   THE BEAR STEARNS FUNDS


                                   By: /s/ Frank Maresca
                                       ----------------------
Accepted:

BEAR, STEARNS & CO. INC.


By: /s/ Doni Fordyce
    -----------------------

                                  SCHEDULE 1

                             TO DISTRIBUTION PLAN
                              (CLASS "B" SHARES)
   DATED SEPTEMBER 8, 1997 (AS REVISED FEBRUARY 10, 1999 AND APRIL 17, 2000)
                                    BETWEEN
              THE BEAR STEARNS FUNDS AND BEAR, STEARNS & CO. INC.

Name of Series                             Class "B" Shares *
--------------                             ----------------
S&P STARS Portfolio                             0.75%
Large Cap Value Portfolio                       0.75%
Small Cap Value Portfolio                       0.75%
Income Portfolio                                0.75%
The Insiders Select Fund                        0.75%
Focus List Portfolio                            0.75%
Balanced Portfolio                              0.75%
High Yield Total Return Portfolio               0.75%
International Equity Portfolio                  0.75%
Emerging Markets Debt Portfolio                 0.75%
S&P STARS Opportunities Portfolio               0.75%

________________________
Schedule 1 amended and restated as of May 21, 2001.

*    Annual Fee as a Percentage of Average Daily Net Assets.

                                   THE BEAR STEARNS FUNDS

                                   By: /s/ Frank Maresca
                                       ----------------------
Accepted:

BEAR, STEARNS & CO. INC.


By: /s/ Doni Fordyce
    ----------------------

                                  SCHEDULE 1

                             TO DISTRIBUTION PLAN
                              (CLASS "C" SHARES)
   DATED SEPTEMBER 8, 1997 (AS REVISED FEBRUARY 10, 1999 AND APRIL 17, 2000)
                                    BETWEEN
              THE BEAR STEARNS FUNDS AND BEAR, STEARNS & CO. INC.

Name of Series                             Class "C" Shares *
--------------                             ----------------
S&P STARS Portfolio                             0.75%
Large Cap Value Portfolio                       0.75%
Small Cap Value Portfolio                       0.75%
Income Portfolio                                0.75%
The Insiders Select Fund                        0.75%
Focus List Portfolio                            0.75%
Balanced Portfolio                              0.75%
High Yield Total Return Portfolio               0.75%
International Equity Portfolio                  0.75%
Emerging Markets Debt Portfolio                 0.75%
S&P STARS Opportunities Portfolio               0.75%

________________________
Schedule 1 amended and restated as of May 21, 2001.

*    Annual Fee as a Percentage of Average Daily Net Assets.

                                   THE BEAR STEARNS FUNDS

                                   By: /s/ Frank Maresca
                                       -----------------------
Accepted:

BEAR, STEARNS & CO. INC.


By: /s/ Doni Fordyce
    -----------------------